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                                                                    EXHIBIT 10.4

                                     FORM OF

                          SECURITY AND PLEDGE AGREEMENT

        SECURITY AND PLEDGE AGREEMENT, dated as of _____________ (the "Agreement"), by and between _________ (the "Pledgor"), and Plum Creek Acquisition Partners, L.P., a Delaware limited partnership (the "Pledgee").

        WHEREAS, in consideration for the Pledgee's loan of $_________ to the Pledgor, the Pledgor is delivering to the Pledgee a duly executed promissory note, dated the date hereof (such note as it may be amended, modified or supplemented from time to time together with any replacement thereof, the "Note"), in the principal amount of $_________ in favor of the Pledgee; and

        WHEREAS, the Pledgor has agreed to pledge the Pledged Shares (as defined below) and the Proceeds (as defined below) to the Pledgee to secure the Pledgor's obligations under the Note.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Grant of Security Interest in Collateral. The Pledgor hereby grants to the Pledgee, as security for all present and future obligations and liabilities of all kinds of the Pledgor to the Pledgee under the Note and this Agreement (collectively referred to as the "Obligations"), a first priority security interest in the following described property (collectively referred to as the "Collateral"):

                (a) __________ shares of [INSERT NAME OF CORPORATE SUBSIDIARY OR, ALTERNATIVELY, NAME OF HOLDING COMPANY FOR THE CORPORATE SUBSIDIARY] voting common stock, par value $.01 per share (the "Pledged Shares"), as more fully described in Schedule 1 hereto, and the certificates representing the Pledged Shares and all of the Pledgor's rights and privileges with respect thereto, together with stock powers executed in blank, each of which has been delivered to the Pledgee concurrently with the execution hereof; and

                (b) the proceeds and accessions of the Pledged Shares (the "Proceeds").





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        2. Pledgor's Covenants.

                (a) The Pledgor agrees hereafter not to encumber or grant a security interest in or a lien or other encumbrance on the Collateral.

                (b) The Pledgor agrees not to dispose of any of the Collateral except in accordance with the terms of this Agreement.

                (c) The Pledgor agrees: (i) at any time and from time to time, upon request of the Pledgee, to give, execute, file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that the Pledgee shall consider reasonably necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which the Pledgee may consider reasonably necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest; (ii) to give the Pledgee notice of any litigation filed or claim asserted against the Pledgor relating to or potentially affecting the Collateral; (iii) if requested by the Pledgee (and without affecting the validity or enforceability of any other provisions hereof, including Section 3 herein), to receive and collect the Proceeds, in trust and as the property of the Pledgee, and to immediately endorse as appropriate and deliver such Proceeds to the Pledgee when requested by the Pledgee in the exact form in which they are received; (iv) not to commingle the Proceeds or collections thereunder with other property; (v) to keep complete and accurate records regarding all of the Proceeds; (vi) to provide any service and do other acts or things necessary to keep the Collateral and the Proceeds free and clear of all defenses, rights of offset and counterclaim; and (vii) to use any Proceeds to pay principal and interest on the Note, with payments to be credited first to interest on past due interest, then to past due interest, then to accrued interest and then to principal.

                (d) The Pledgor agrees to: (i) pay promptly the Obligations secured hereby when due; (ii) indemnify the Pledgee against all loss, claims, demands and liabilities of every kind arising from the Collateral and the transactions and other agreements and undertakings contemplated hereby; and
(iii) pay all expenses, including reasonable attorneys' fees, incurred by the Pledgee in the preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder.

        3. Payment of Taxes, Charges, Liens and Assessments. The Pledgor agrees to pay, prior to delinquency, all taxes, charges, liens and assessments




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against the Collateral and the Proceeds, and upon the failure of the Pledgor to do so, the Pledgee, at its option, may pay any of them. Any such payments made by the Pledgee shall be obligations of the Pledgor to the Pledgee, due and payable immediately without demand and shall be secured by the Collateral and the Proceeds, subject to all of the terms and conditions of this Agreement.

        4. Powers of Pledgee. The Pledgor appoints the Pledgee his true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Pledgee's officers and employees, or any of them, whether or not the Pledgor is in default: (a) to perform any obligations of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to give notice of Pledgee's right under the Collateral to enforce the same; (c) to release security; (d) to resort to security; (e) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release the Pledgee's interest in the Collateral; (f) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or fictitious name; (g) after an Event of Default, to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (h) after an Event of Default, to preserve or release the interest evidenced by chattel paper to which the Pledgee is entitled hereunder and to endorse and deliver evidences of title incidental thereto; (i) after an Event of Default, to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under all Collateral subject to this Agreement; and (j) to do all acts and things and execute all documents in the name of the Pledgor otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

        5. Events of Default; Remedies.

                (a) Each of the following shall constitute an event of default ("Event of Default") hereunder: (i) the Pledgor's failure to pay, within 15 days after the date when such payment is due, any payment of principal or interest on the Note; or (ii) the Pledgor's failure to observe or perform any covenant or agreement contained in the Note; and (iii) the Pledgor's violation of any of the transfer restrictions contained in the Certificate of Incorporation of [INSERT NAME OF CORPORATE SUBSIDIARY OR, ALTERNATIVELY, NAME OF HOLDING COMPANY FOR THE CORPORATE SUBSIDIARY].




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                (b) In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Note or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code as in force in the State of Washington) for the protection and enforcement of its rights in respect of the Collateral. In addition to recourse against the Collateral as provided in this Agreement, the Pledgee shall be entitled to recourse against the Pledgor for the payment of any principal of or interest on the Note or for any claim based thereon (including costs of collection).

        6. No Waiver. The failure of the Pledgee to exercise any right or remedy under this Agreement or the Note, or delay by the Pledgee in exercising same, will not operate as a waiver thereof. No waiver by the Pledgee will be effective unless and until it is in writing and signed by the Pledgee. No waiver of any condition or performance will operate as a waiver of any subsequent condition or obligation. The Pledgee shall have no obligation to resort to the Collateral or any other security which is or may become available to it.

        7. Miscellaneous.

                (a) This Agreement, any amendments or replacement hereof, and the legality, validity and performance of the terms hereof, shall be governed by and enforced and construed in accordance with the laws of the State of Washington without regard to conflicts of laws and principles thereof.

                (b) This Agreement and the rights, powers and duties set forth herein shall be binding upon the Pledgor, its agents, representatives and successors and shall inure to the benefit of the Pledgee and its successors and assigns and, in the event of any transfer or assignment of rights by the Pledgee, the rights and privileges herein conferred upon the Pledgee shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Agreement and the rights and privileges herein conferred upon the Pledgee may be assigned by the Pledgee without the consent of the Pledgor. This Agreement may not be transferred or assigned by the Pledgor without the written consent of the Pledgee.

                (c) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be




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modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any applicable law shall not effect the validity or enforceability of any other provisions hereof.

                (d) Notices required or permitted to be given under this Agreement shall be in writing and may be delivered personally or sent to a party by airmail or first class mail, postage prepaid and addressed to such party, as follows, or to such other address furnished by notice given in accordance with this paragraph:

               If to the Pledgor:

               [NAME]
               c/o Plum Creek Timber Company, Inc.
               999 Third Avenue, Suite 2300
               Seattle, Washington  98104-4096

               If to the Pledgee:

               Plum Creek Acquisition Partners, L.P.
               999 Third Avenue, Suite 2300
               Seattle, Washington  98104-4096
               Attention:  Chief Financial Officer

Any such notice shall be deemed to have been given, (i) if sent by mail, five days after the date mailed, and (ii) if delivered personally, on the date of delivery.

                (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

                (f) This Agreement and the security interest and pledge hereunder shall terminate upon the full and final performance of all Obligations of the Pledgor and payment of all indebtedness secured hereby. At such time, the Pledgee shall promptly reassign to the Pledgor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Pledgee in accordance with the terms hereof.




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        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

                                       PLEDGOR:



                                       -----------------------------------------
                                                (Signature of Pledgor)



                                       PLEDGEE:

                                       PLUM CREEK ACQUISITION
                                       PARTNERS, L.P.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:





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                                   SCHEDULE 1

                          Description of Pledged Shares



   Certificate Number                                    Number of Shares
   ------------------                                    ----------------




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